UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    July 8, 2003

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

           0-28839                               13-1964841
    (Commission File Number)               (IRS Employer Identification No.)


         180 Marcus Boulevard, Hauppauge, New York                        11788
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)

                 150 Marcus Boulevard, Hauppauge, New York 11788
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))


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Item 2. Acquisition or Disposition of Assets

     Pursuant to a First Amended and Restated Stock and Asset Purchase Agreement, dated as of June 2, 2003 (the "Agreement"), by and among Recoton Audio Corporation, Recoton Home Audio, Inc., Recoton Mobile Electronics, Inc., Recoton International Holdings, Inc. ("RIH"), Recoton Corporation and Recoton Canada Ltd. (collectively, the "Sellers") , JAX Assets Corp. ("Buyer") and Audiovox Corporation ("Registrant"), as guarantor, on July 8, 2003, Buyer, a wholly owned subsidiary of Registrant, closed on the acquisition of audio assets of certain Sellers (the "Assets") and the shares of RIH (the "Stock"). The Assets consist of the brand names Jensen, Accoustic Research and Advent and substantially all of the audio inventory, accounts receivable and other assets of certain Sellers. The Stock consists of all the issued and outstanding shares of RIH, the sole shareholder of Recoton German Holdings GmbH.

     Seller used the Assets in connection with its worldwide audio electronics distribution business and Registrant intends to continue to use the Assets substantially for the same purpose.

     There is no material relationship between Seller and Registrant, any of its affiliates, any director or officer of Registrant, or any associate of any director or officer.

     Registrant purchased the Assets and Stock from Sellers for approximately $40,000,000 (the "Cash Purchase Price") subject to post-closing adjustment for inventory and accounts receivable balances. In addition, Registrant assumed $3,776,000 in debt related to the acquisition of the Stock in RIH. The total purchase price was partially financed with proceeds of approximately $12.8 million of long-term debt obtained by the Company shortly after the acquisition with the balance paid from available cash on hand.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

     (a)  Financial Statements of Business Acquired

          The historical financial statements of the audio business group of Recoton Corporation as of and for each of the years in the three year period ended December 31, 2002 (incorporated by reference to Exhibit
          2.1 of Audiovox Corporation's Current Report on Form 8-K/A filed September 22, 2003)

     (b)  Pro Forma Financial Information

          The pro forma balance sheet as of May 31, 2003 and proforma statements of operations for the six months ended May 31, 2003 and for the year ended November 30, 2002 (incorporated by reference to Exhibit 2.1 of Audiovox Corporation's Current Report on Form 8-K/A filed September 22, 2003)

     (c)  Exhibits

          2.1 First Amended and Restated Stock and Asset Purchase Agreement made and entered into as of June 2, 2003 (incorporated by reference to Exhibit 2.1 of Audiovox Corporation's Current Report on Form 8-K filed July 23, 2003)

          99.1 Financial   Statements  of  Audio   Business   Group  of  Recoton
               Corporation

          99.2 Unaudited Pro-Forma Condensed Combined Financial Statements of Audiovox Corporation and Audio Recoton




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Audiovox Corporation


                                           By:s/Charles M. Stoehr
                                              ----------------------------------
                                                 Charles M. Stoehr
                                                 Senior Vice President and
                                                 Chief Financial Officer


Dated: October 7, 2004


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